Supplement dated July 10, 2013

to the Prospectuses, dated May 1, 2013

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR

NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE

NYLIAC VARIABLE UNIVERSAL LIFE 2000

AND

NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER

INVESTING IN

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT – I

This supplement amends the May 1, 2013 prospectuses (the “Prospectuses”) for the above referenced New York Life variable universal life insurance policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that, effective July 28, 2013, the hours of availability for the Virtual Service Center (VSC) will be extended on Sundays. Beginning on that date, the VSC system will be available beginning at 7 a.m. Eastern Time on Sundays, instead of at 2 p.m. Eastern Time.

Keeping this purpose in mind, please note the following:

As of July 28, 2013, all references in the Prospectuses to the hours of availability for the VSC are hereby deleted and replaced with the following:

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

In addition, please note that in the section titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” the phone number to speak to a customer service representative is 800-598-2019.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010